Employee Benefit Plan, Summary of Accounting Policy	12 Months Ended
Jun. 30, 2025
EBP, Accounting Policy, Accounting Standard Update, and Change in Accounting Principle [Abstract]
EBP, Summary of Accounting Policy
NOTE 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. Disbursements to purchase common stock are recorded when common stock is allocated to participants at 85% of fair market value of the Company's common stock on the Purchase Date. Cash and liabilities, if any, on the Statements of Financial Position represent contributions from participants who withdrew during the Plan year or who reached the contribution limit as described above, but were not paid to participants until after the Plan year-end.